SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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THE SWISS HELVETIA FUND, INC.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE SWISS HELVETIA FUND, INC.

875 Third Avenue, 22nd Floor

New York, New York 10022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 23, 2016

To our Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of The Swiss Helvetia Fund, Inc. (the “Fund”) will be held at 9:30 a.m., on Thursday, June 23, 2016, at the offices of Stroock & Stroock & Lavan LLP, 767 Third Avenue, New York, New York 10017, for the following purposes:

1.        To elect one Class I Director to serve for a three-year term.

2.        To ratify the selection by the Fund’s Board of Directors of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for the year ending December 31, 2016.

3.        If properly presented, voting on the stockholder proposal to implement annual elections for each Director.

4.        To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

The Fund’s Board of Directors has fixed the close of business on April 28, 2016 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.

You are cordially invited to attend the Meeting. Whether or not you intend to attend the Meeting, please vote by completing, signing and dating and returning the enclosed Proxy. Please see the enclosed Proxy for additional instructions on how to vote by telephone or through the Internet. The enclosed Proxy is being solicited by the Board of Directors of the Fund.

By Order of the Board of Directors,

Abby L. Ingber
Dated: May 4, 2016	Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

The Notice, Proxy Statement and Form of Proxy for the Fund also are available to you on the Fund’s website at www.swzfund.com. You are encouraged to review all of the information contained in the Proxy materials before voting. For directions to the Meeting, please call the Fund at 1-800-730-2932 or Georgeson Inc. at 1-866-695-6075.

THE SWISS HELVETIA FUND, INC.

875 Third Avenue, 22nd Floor

New York, New York 10022

ANNUAL MEETING OF STOCKHOLDERS

June 23, 2016

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished by the Board of Directors of The Swiss Helvetia Fund, Inc. (the “Fund”) in connection with the solicitation of Proxies for use at the Annual Meeting of Stockholders (the “Meeting”), to be held at 9:30 a.m., on Thursday, June 23, 2016, at the offices of Stroock & Stroock & Lavan LLP, 767 Third Avenue, New York, New York 10017. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. It is expected that the Notice of Annual Meeting of Stockholders, Proxy Statement and form of Proxy will first be mailed to stockholders on or about May 4, 2016.

About the Fund

The Fund’s investment adviser and sub-investment adviser are Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Ltd. (“SIMNA Ltd.” and together with SIMNA, “Schroders”), respectively. The executive offices of the Fund and SIMNA are located at 875 Third Avenue, 22nd Floor, New York, NY 10022. The executive offices of SIMNA Ltd. are located at 31 Gresham Street, London, EC2V 7QA, United Kingdom. The Fund’s administrator is JPMorgan Chase Bank, N.A. (“JPM”), and its executive offices are located at One Beacon Street, Boston, Massachusetts 02108.

Voting Information

If the accompanying form of Proxy is executed properly and returned, the shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified on such a Proxy, the shares will be voted “FOR” the election of the nominee as a Class I Director, “FOR” the ratification of the Fund’s independent registered public accounting firm and “AGAINST” Proposal 3. A Proxy may be revoked at any time before it is voted by written notice to the Secretary of the Fund revoking it, by submitting a properly executed Proxy bearing a later date, or by attending the Meeting and voting in person. Attending the Meeting will not automatically revoke a previously executed Proxy. Shares represented by a Proxy marked to withhold authority to vote for the Class I Director, abstentions and broker non-votes will be included in determining the existence of a quorum at the Meeting, but will not constitute a vote in favor of a Proposal. As a result, because approval of Proposals 2 and 3 requires a majority of the Fund’s shares present in person or represented by Proxy and entitled to vote on the Proposal to vote “FOR” such Proposal and abstentions and broker non-votes are not votes cast “FOR” a Proposal, they will have the effect of a vote “AGAINST” Proposals 2 and 3. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular matter because the broker does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner.

A quorum of stockholders is constituted by the presence in person or represented by Proxy of the holders of the Fund’s outstanding shares of common stock entitled to cast a majority of the votes entitled to be cast at the Meeting. Whether or not a quorum is present at the Meeting, one or more adjournments of the Meeting may be proposed, including to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund’s shares present in person or represented by Proxy and entitled to vote at the Meeting. If an adjournment is proposed, the persons named as Proxies will vote thereon according to their best judgment in the interest of the Fund.

If a stockholder owns shares of the Fund in violation of applicable law, including the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may determine that any vote attributable to such shares shall not be counted, or that such shares will not be counted for quorum purposes, or both. Under Section 12(d)(1) of the 1940 Act, the acquisition of more than 3% of the Fund’s shares of common stock by another fund (whether registered, private or offshore) is unlawful. The Fund will invalidate votes cast on behalf of any such fund or by any other stockholder whose holdings are unlawful, that are otherwise properly cast, only after it has obtained a decision through appropriate proceedings in a court or other forum of competent jurisdiction that such votes are not valid. The Fund may suspend the final counting of votes pending such a decision.

The Board of Directors has fixed the close of business on April 28, 2016 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. On that date, the Fund had 28,167,077 shares of common stock outstanding and entitled to vote. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Stockholders are not entitled to any appraisal rights as the result of any Proposal.

The Board of Directors knows of no business other than that mentioned in the Notice of Annual Meeting of Stockholders which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

The Fund will furnish, without charge, a copy of its Annual Report for its fiscal year ended December 31, 2015 and its most recent Quarterly Report to any stockholder upon request. Requests for these Reports should be made in writing to The Swiss Helvetia Fund, Inc., 875 Third Avenue, 22nd Floor, New York, NY 10022, or by calling the Fund’s toll-free telephone number: 1-800-730-2932.

PROPOSAL 1: TO ELECT ONE CLASS I DIRECTOR

The Fund’s Certificate of Incorporation provides for three classes of Directors with overlapping three-year terms. The number of Directors currently is seven, all of whom are not “interested persons” (as defined in the 1940 Act) of the Fund (each such Director, a “Non-Interested Director”). The Board of Directors is divided into three classes, composed currently of two Class I Directors, three Class II Directors and two Class III Directors. Stockholders are being asked to elect one Class I Director to serve for a three-year term. The Class I nominee, Jean-Marc Boillat, is the only nominee to be considered for election as a Class I Director at the Meeting and, if elected, will serve a three-year term of office until the Annual Meeting of Stockholders in 2019, or until his successor is duly elected and qualified. R. Clark Hooper, who, along with Mr. Boillat, currently serves as a Class I Director, is not standing for re-election by the Fund’s stockholders at the Meeting.

Mr. Boillat was nominated by the Governance/Nominating Committee of the Board of Directors at a meeting held on March 24, 2016. On the same date, the Board of Directors of the Fund unanimously proposed Mr. Boillat to serve as the Class I nominee for election at this Meeting. Mr. Boillat was last elected by stockholders as a Class I Director in 2013 to serve until this Meeting.

Unless authority is withheld, it is the intention of the persons named in the accompanying form of Proxy to vote each Proxy “FOR” the election of the Class I nominee of the Fund listed above. The nominee has indicated he will serve, if elected, but if the nominee should be unable to serve, Proxies will be voted for an alternate nominee, if any, designated by the Board of Directors. The Board of Directors has no reason to believe that the Class I nominee will be unable to serve as a Director. The nominee currently is a member of the Board of Directors.

Please see page 3 of this Proxy Statement for additional information concerning the Class I nominee.

Required Vote and the Board’s Recommendation

In accordance with Delaware law and the Fund’s Certificate of Incorporation and By-Laws, Directors are elected by a plurality of the votes cast at the Meeting by the stockholders entitled to vote.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEE AS A CLASS I DIRECTOR.

Certain Information Concerning Directors and Executive Officers

The following tables set forth certain information about the nominee for election as a Director by the Board of Directors of the Fund, each person currently serving and continuing as a Director and each person who currently serves as an Executive Officer of the Fund, including his or her beneficial ownership of common stock of the Fund. All of the information is as of December 31, 2015, unless otherwise noted.

Class I Director (Nominee for Term Expiring in 2019)
Name, Address[1] & Age	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Director During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[2]
Jean-Marc Boillat Age: 73	Director (2005); and Member of the Governance/ Nominating Committee (2005), the Pricing Committee (2009 to 2011; 2012 to 2014) and the Audit Committee (2014)	Former CEO, Tornos-Bechler S.A., Moutier; Former Ambassador of Switzerland in various countries, including Lebanon, Cyprus, Angola, Mozambique and Argentina	None	3,000 $10,001- $50,000

Class II Directors (Terms Will Expire in 2017)
Name, Address[1] & Age	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Director During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[2]
Richard Brealey Age: 79	Director (1987 to 1996 and since 2009); Member (2009) and Chair (2012) of the Pricing Committee; and Member of the Governance/ Nominating Committee (2009) and the Audit Committee (2012)	Emeritus Professor London Business School (LBS); Full-time faculty member LBS from 1968 to 1998; Special Advisor to the Governor of the Bank of England 1998-2001	Director of the HSBC Investor Funds from 2004 to 2008	18,405 Over $100,000
Claus Helbig Age: 74	Director (2008); Member (2008) and Chair (2013) of the Governance/ Nominating Committee; and Member of the Audit Committee (2009 to 2014) and the Pricing Committee (2009)	Attorney-at-Law; Member of the Supervisory Board of: Audi AG (Ingolstadt) from 1998 to 2008, Bankhaus August Lenz & Co. AG (Munich) (Chairman) since 2002, GLL Real Estate Partners GmbH (Munich) (Chairman) since 2001, and HCM Capital Management AG (Munich) (Vice-Chairman) from 2004 to 2010; Member of the European Advisory Board of Booz Allen Hamilton from 2003 to 2011; Member of the Global Advisory Board of Millennium Associates, Zug/CH from 2007 to 2010; Director of Leo Capital Growth SPC (Ireland) from 2007 to 2015; Director of Societé Horlogère Reconvilier AG, Zug/Suisse since 2011	None	1,000 $10,001- $50,000
Samuel B. Witt, III, Esq. Age: 80	Director (1987) and Chairman of the Board of Directors (2006 to 2015); and Member of the Governance/ Nominating Committee (2002)	Samuel B. Witt, III, Esq., Attorney-at-Law	Trustee of The Williamsburg Investment Trust (11 funds)	8,248 Over $100,000

Class III Directors (Terms Will Expire in 2018)
Name, Address[1] & Age	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Director During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[2]
Brian A. Berris Age: 71	Director (2012) and Chairman of the Board of Directors (2015); Member and Chair of the Audit Committee (2013 to 2015); and Member of the Governance/ Nominating Committee (2012)	Partner, Brown Brothers Harriman & Co. since 1991; Member of the Audit Committee of Brown Brothers Harriman & Co.; Director and Member of the Audit Committee of Brown Brothers Harriman Trust Company (Cayman) Limited from 2007 to 2015; Member of the Pension Investment Committee of Brown Brothers Harriman & Co.	None	10,000 Over $100,000
David R. Bock Age: 72	Director (2010); Member (2012) and Chair (2015) of the Audit Committee; and Member of the Governance/ Nominating Committee (2010) and the Pricing Committee (2010)	Managing Partner, Federal City Capital Advisors since 1997; Interim CEO, Oxford Analytical, January to June 2010; Executive Vice President and Chief Financial Officer of I-trax, Inc. (health care services) from 2004 to 2008; Managing Director of Lehman Brothers from 1992 to 1995; Executive at The World Bank from 1974 to 1992	Director of the Pioneer Funds (53 portfolios) since 2005; Director and Member of the International Advisory Board of Oxford Analytica (political and economic consulting) since 2008; Director of Enterprise Community Investment (private investment company) from 1985 to 2010; Director of New York Mortgage Trust from 2004 to 2008 and since 2012; Director of I-trax, Inc. from 2000 to 2004	5,389 $50,001- $100,000

Executive Officers[3]
Name, Address[1] & Age	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Officer During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[2]
Mark A. Hemenetz Age: 59	President and Principal Executive Officer (2014)	Chief Operating Officer — Americas, SIMNA; Member of Board of Managers, Schroder Fund Advisors LLC (“SFA”); President and Principal Executive Officer of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware)	None	None
Alan M. Mandel Age: 58	Treasurer and Principal Financial Officer (2014)	Head of Fund Administration, SIMNA; Member of Board of Managers, SFA; Treasurer and Principal Financial and Accounting Officer of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware)	None	1,070 $10,001- $50,000
Shanak Patnaik[4] Age: 48	Chief Compliance Officer (2016)	Chief Compliance Officer, SFA	None	None
Abby L. Ingber Age: 53	Chief Legal Officer and Secretary (2014)	Deputy General Counsel and Managing Lawyer, SIMNA; Member of Board of Managers, SFA; Chief Legal Officer and Secretary/Clerk of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware)	None	None
Carin F. Muhlbaum Age: 53	Vice President (2014)	General Counsel, SIMNA; Secretary and General Counsel, SFA; Vice President of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware); formerly, Member of Board of Managers, SFA	None	None
William P. Sauer Age: 52	Vice President (2014)	Head of Investor Services, SIMNA; Vice President of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware)	None	None

[1]	The Address for each Director and Executive Officer is c/o Schroder Investment Management North America Inc., 875 Third Avenue, 22nd Floor, New York, New York 10022.

[2]

All continuing Directors, the nominee for Director and Executive Officers as a group (12 persons) owned 47,112 shares, which constitutes less than 1.0% of the outstanding shares of common stock of the Fund. Share numbers in this Proxy Statement have been rounded to the nearest whole share.

[3]	Each Executive Officer serves on a year-to-year basis for an indefinite term, until his or her successor is elected and qualified.

[4]

Mr. Patnaik was appointed by the Board of Directors of the Fund, at its meeting held on December 8, 2015, as the new Chief Compliance Officer of the Fund. He commenced serving in such capacity effective January 15, 2016. Mr. Stephen M. DeTore had served as the Chief Compliance Officer of the Fund since July 1, 2014.

The Fund’s Executive Officers are elected annually by the Board of Directors generally at its regular meeting in connection with the Annual Meeting of Stockholders.

Additional Information about the Fund’s Board of Directors

Board’s Oversight Role in Management.  The Board’s role in management of the Fund is oversight. The Board of Directors provides oversight with respect to the Fund’s governance, operations, performance and stockholder relations. In that capacity the Board, directly and through permanent and ad hoc committees, provides oversight of the Fund’s investment adviser, SIMNA, the Fund’s sub-investment adviser, SIMNA Ltd., the Fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), the Fund’s administrator and fund accountant, JPM, and Fund management.

As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund have the primary responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including SIMNA’s Chief Operating Officer, the Fund’s and SIMNA’s Chief Compliance Officer and portfolio management personnel. The Board’s Audit Committee meets during its scheduled meetings, and, between meetings, the Audit Committee chair maintains contact, with the Fund’s independent registered public accounting firm and the Fund’s Principal Financial Officer. The Board also receives periodic presentations from senior personnel of Schroders or their affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas. The Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, Schroders and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Fund. The Board also receives reports from the Fund’s Chief Compliance Officer, counsel to the Fund and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Board Composition and Leadership Structure.  The 1940 Act requires that at least 40% of a fund’s board members not be “interested persons” (as defined in the 1940 Act) of the fund and as such are not affiliated with the fund’s investment adviser (“Independent Board members”). To rely on certain exemptive rules under the 1940 Act, a majority of a fund’s board members must be Independent Board members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board members. Currently, the Board of Directors is comprised entirely of Non-Interested Directors. The Board has determined that its leadership structure, in which none of the Directors, including the Chairman of the Board, is affiliated with Schroders, is appropriate in light of the services that Schroders provide to the Fund and potential conflicts of interest that could arise from that relationship.

Information About Each Director’s Experience, Qualifications, Attributes or Skills.  The Board of Directors believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that the Directors satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The Board’s Governance and Nominating Committee Charter contains certain other factors considered by the Committee in identifying and evaluating potential Director nominees.

To assist them in evaluating matters under federal and state law, the Directors are counseled by their own independent legal counsel, who participates in Board meetings and interacts with Schroders, and also may benefit from information provided by counsel to the Fund; both Board and Fund counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Information about each continuing Director and the Class I nominee for Director follows (supplementing the information provided in the table above), including some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Board believes has prepared them to be effective Directors. Each Director and the Class I nominee for Director satisfies the “Relevant Experience and Country Knowledge” requirements and does not have any “Conflict of Interest,” as such terms are defined in the Fund’s Amended and Restated By-Laws and also set forth in the Governance and Nominating Committee Charter, which is attached as Exhibit A to the Proxy Statement.

•

Brian A. Berris — Mr. Berris, the Chairman of the Board of the Fund, has an extensive business and investment management background. He joined Brown Brothers Harriman & Co. (“BBH”) in 1973 and has been a Partner at BBH since 1991. Mr. Berris served as Head of BBH’s U.S. Wealth Management activities for taxable investors from 1991 to 1998. From 1998 to 2010, he served as Head of BBH’s Global Investment Management business for institutional and private investors. During this period, Mr. Berris served on several firm-wide committees, including the Finance Committee and the Steering Committee.

•

David R. Bock — Mr. Bock has extensive business and financial experience. He has been a Managing Partner of Federal City Capital Advisors, LLC since 1997, and also served as a Managing Director of Lehman Brothers from 1992 to 1995. Mr. Bock also has significant economic and monetary policy experience, having served as an Executive at The World Bank for almost 20 years. Mr. Bock also has significant board experience, having served on the boards of public and private investment and operating companies, including the Pioneer Funds, New York Mortgage Trust and I-trax, Inc. over the last 10 years. Mr. Bock also serves as the Chair of the Fund’s Audit Committee.

•

Jean-Marc Boillat — In addition to serving as the Ambassador of Switzerland to numerous countries for over 15 years, Mr. Boillat also served as the Chief Executive Officer of Tornos-Bechler S.A., a Swiss company that is a leading global manufacturer and supplier of high precision machinery.

•

Richard A. Brealey — Professor Brealey’s extensive economic background includes serving as a full time faculty member of the London Business School for thirty years and also serving as a Special Advisor to the Governor of the Bank of England from 1998 to 2001. He has served on the Investment Committees of Oxford University, the London Business School and the British Academy. He is a published author in the international finance area and provides expert witness testimony and consults on valuation matters and investment policy. He previously served as a board member of the HSBC Investor Funds, Sun Life Assurance Company of Canada UK Holdings PLC and Tokai Derivatives Products Ltd. Professor Brealey also serves as the Chair of the Fund’s Pricing Committee.

•

Claus Helbig — Dr. Helbig has served as a director or supervisory board member of several multi-national corporations or their affiliated entities, including Audi AG, Booz Allen Hamilton and GLL Real Estate Partners, a Munich-based real estate funds management group. He formerly served as a supervisory board member of CLAAS KgaA mbH, a German-based international agricultural engineering company. He also has a legal degree from the University of Geneva. Dr. Helbig also serves as the Chair of the Fund’s Governance and Nominating Committee.

•

Samuel B. Witt, III, Esq. — Mr. Witt has served as a Director since the Fund’s initial public offering in 1987. During his tenure, he served as Chair of the Audit Committee for over 10 years and Chairman of the Board from 2006 to 2015. Mr. Witt has an extensive legal and business background, including past service as European Counsel and Director of Finance for a U.S. publicly-traded company and as General Counsel of the International and U.S. Businesses of a Fortune 100 public company. He has traveled, lived and worked extensively overseas, including Europe. Mr. Witt also has been active in public service, including past board memberships with the George C. Marshall Foundation, The University of Virginia Law School and the Board of Visitors of the Virginia Military Institute.

Board Committees, Meetings and Compensation

The Board has three standing Committees: the Audit Committee, the Governance and Nominating Committee and the Pricing Committee. Where deemed appropriate, the Board may constitute ad hoc committees.

Audit Committee.  The current members of the Audit Committee of the Board of Directors are Mme. Hooper and Messrs. Bock, Boillat and Brealey. Mr. Bock serves as Chair of the Audit Committee. Each member of the Committee is “independent” under the listing standards of the New York Stock Exchange (“NYSE”).

Pursuant to the Audit Committee Charter adopted by the Fund’s Board of Directors, the function of the Audit Committee is to assist Board oversight of (i) the integrity of the Fund’s financial statements; (ii) the Fund’s compliance with legal and regulatory requirements; and (iii) the independent registered public accounting firm’s qualifications, independence and performance. The Audit Committee has direct responsibility to appoint, retain, determine the compensation of, evaluate and terminate the Fund’s independent registered public accounting firm, including sole authority to approve all audit engagement fees and terms, and in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the independent registered public accounting firm. The Audit Committee also oversees the accounting and financial reporting processes of the Fund and the audits of the Fund’s financial statements as well as the administration of the Fund. The Audit Committee held seven meetings during the year ended December 31, 2015. The Fund’s Audit Committee Charter is available on the Fund’s website at www.swzfund.com.

Governance and Nominating Committee.  The Board of Directors has a Governance and Nominating Committee on which all current Directors serve. Dr. Helbig serves as Chair of the Governance and Nominating Committee. Each member of the Committee is “independent” under the listing standards of the NYSE.

Among other responsibilities, the Governance and Nominating Committee selects and nominates persons for election or appointment by the Board as Directors of the Fund and oversees the annual assessment of the effectiveness of the Board and such other matters of Fund governance as may be delegated to it by the Board or determined by the Governance and Nominating Committee to be appropriate. In evaluating potential nominees, including any nominees recommended by stockholders, the Committee takes into consideration the factors listed in the Governance and Nominating Committee Charter, including character and integrity, experience in business, investment and economic matters in Europe, the United States, or Switzerland or political matters of Switzerland, and whether the Committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its stockholders. The Governance and Nominating Committee will consider nominees recommended by a stockholder if such recommendation is in writing and received by the Fund by the deadline specified below under “Stockholder Proposals” and otherwise complies with the requirements for such proposals contained in the Governance and Nominating Committee Charter and the Fund’s By-Laws. Any such recommendations should be submitted to the Fund’s Secretary, The Swiss Helvetia Fund, Inc., 875 Third Avenue, 22nd Floor, New York, NY 10022. The Governance and Nominating Committee held two meetings during the year ended December 31, 2015. The Fund does not provide a copy of the Governance and Nominating Committee Charter on its website, but the Fund’s current Governance and Nominating Committee Charter is attached as Exhibit A to the Proxy Statement.

Pricing Committee.  The Board of Directors has a Pricing Committee whose current members are Messrs. Bock, Brealey and Helbig. Mr. Brealey serves as Chair of the Pricing Committee. The Pricing Committee oversees the fair valuation of the Fund’s portfolio securities for which market prices or quotations are not readily available or are deemed to be unreliable. The Pricing Committee held one meeting during the year ended December 31, 2015.

During the year ended December 31, 2015, the Board of Directors met four times. Each current Director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all Committees of the Board on which he or she served. The Fund has no formal written policy regarding Directors’ attendance at annual meetings of stockholders. All of the current Directors attended the Fund’s 2015 Annual Meeting of Stockholders.

During the year ended December 31, 2015, the Fund paid each Director an annual retainer of $40,576, except for the Chairman of the Board to whom the Fund paid $54,140 and for the Chairs of the three standing Committees to each of whom the Fund paid $46,420. In addition, the Fund paid each Director $1,300 for each Board meeting attended and paid each Director who is a member of a Committee a fee of $750 for each Committee meeting attended. Committee meeting fees are paid for only stand-alone meetings not held as part of another meeting, for example when certain items of Committee business may be addressed as part of the quarterly general Board meetings. The annual retainer paid to Directors (including the annual retainer paid to the Chairs of the Audit Committee, the Governance and Nominating Committee and the Pricing Committee) is adjusted annually, as of each January 1, in proportion to the increase (or decrease) in the Consumer Price Index for the preceding twelve month period. Each Director may be compensated for incremental work over and above attending a meeting, including work performed as a member of an ad hoc committee, based upon the value added to the Fund. Finally, the Fund reimburses the Directors for certain out-of-pocket expenses, such as travel expenses, in connection with Board meetings.

During the year ended December 31, 2015, the Directors who will continue to serve on the Board after the Meeting received from the Fund individual remuneration (exclusive of reimbursed expenses), as follows:

Name of Person and Position	Aggregate Compensation From the Fund*
Brian A. Berris, Chairman of the Board**	$60,050
David R. Bock, Chair of the Audit Committee**	$63,987
Jean-Marc Boillat	$50,404
Richard A. Brealey, Chair of the Pricing Committee**	$67,748
Dr. Claus Helbig, Chair of the Governance and Nominating Committee**	$52,675
Samuel B. Witt, III, Esq.	$61,199
TOTAL REMUNERATION:	$356,063

*

The Directors do not serve on the board of any other registered investment company in a complex or group with the Fund. The Fund pays all of the Directors’ remuneration. Retirement and/or pension benefits are not offered as part of the compensation for Directors.

**

Certain Directors received additional compensation for work associated with Board-directed initiatives concerning the Fund’s discount, Fund expenses and Board structure and composition. This additional compensation is included in the amounts presented in this table. The Board does not expect such level of remuneration to be a recurring expense of the Fund.

No Executive Officer of the Fund received any compensation from the Fund for the most recently completed fiscal year. Accordingly, no other persons have been included in the preceding compensation table.

Section 16(a) Beneficial Ownership Reporting Compliance

Under the securities laws of the United States, the Fund’s Directors, its Executive (and certain other) Officers, Schroders and certain affiliated persons of Schroders and any persons beneficially owning more than ten percent of the Fund’s common stock are required to report their ownership of the Fund’s common stock and any changes in that ownership to the Fund, the Securities and Exchange Commission (the “Commission”) and the NYSE. Specific due dates for these reports have been established, and the Fund is required to report in this Proxy Statement any failure to file by these dates during 2015. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Fund during its most recent fiscal year, Forms 5 and amendments thereto furnished to the Fund with respect to its most recent fiscal year, all of these requirements appear to have been satisfied by such persons during the year ended December 31, 2015.

Security Ownership of Certain Beneficial Owners

As of the record date, no stockholder, to the knowledge of the Fund, based on Schedule 13G and 13D filings with the Commission, beneficially owned more than five percent of the Fund’s outstanding shares of common stock, except as listed below:

Name of Person	Number of Shares Beneficially Owned	Percent of Shares Beneficially Owned
Wells Fargo & Company[1]	3,803,851	13.66%
1607 Capital Partners, LLC[2]	3,718,902	13.30%
Lazard Asset Management LLC[3]	3,311,671	11.89%
Karpus Management, Inc.[4]	1,794,190	6.41%

[1]

Wells Fargo & Company, 420 Montgomery Street, San Francisco, California 94104, on behalf of certain of its subsidiaries and the advisory clients thereof, filed on January 27, 2016 a beneficial ownership report on Schedule 13G/A with the Commission.

[2]

1607 Capital Partners, LLC, 13 S. 13th Street, Suite 400, Richmond, Virginia 23219, on behalf of its advisory clients, filed on February 16, 2016 a beneficial ownership report on Schedule 13G/A with the Commission.

[3]

Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112, on behalf of its advisory clients, filed on February 11, 2016 a beneficial ownership report on Schedule 13G/A with the Commission.

[4]

Karpus Management, Inc., doing business as Karpus Investment Management, 183 Sully’s Trail, Pittsford, New York 14534, on behalf of its advisory clients, filed on February 12, 2016 a beneficial ownership report on Schedule 13G/A with the Commission.

PROPOSAL 2: SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on March 24, 2016, the Audit Committee of the Fund’s Board of Directors recommended, and the Board of Directors approved and ratified, PricewaterhouseCoopers LLP to act as the independent registered public accounting firm for the Fund for the year ending December 31, 2016. Based principally on representations from PwC, the Fund knows of no direct financial or material indirect financial interest of PwC in the Fund. PwC has served as the independent registered public accounting firm for the Fund since July 1, 2014, the date as of which Schroders commenced providing investment advisory services to the Fund. No representative of PwC is expected to be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement (if the representative so desires) and to respond to appropriate questions.

Neither the Fund’s Certificate of Incorporation nor By-Laws requires that the stockholders ratify the appointment of PwC as the Fund’s independent registered public accounting firm, but the Fund is doing so as a matter of good corporate practice. If the stockholders do not ratify the appointment, the Audit Committee and the Fund’s Board of Directors will reconsider whether or not to continue to retain PwC, but may decide to do so. Even if the appointment is ratified, the Audit Committee and the Board of Directors in their discretion may change the appointment at any time during the year if they determine that such change would be in the best interests of the Fund and its stockholders.

Certain Information Concerning PricewaterhouseCoopers LLP

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by PwC for the audit of the Fund’s annual financial statements, or services that are normally provided by PwC in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $94,000 in 2014 and $91,600 in 2015.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services rendered by PwC that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under paragraph (a) above (“Audit-Related Services”) were $19,000 in 2014 and $7,500 in 2015. These services, in accordance with Statement on Auditing Standards No. 100, Interim Financial Information, consisted of review of the Fund’s semi-annual reports to stockholders and, in 2014, of the documentation and fair valuation procedures of the Fund’s privately held investments and private equity partnerships.

There were no fees billed by PwC in the Reporting Periods for assurance and related services rendered by PwC to Schroders or any entity controlling, controlled by or under common control with Schroders that provides ongoing services to the Fund (“Service Affiliates”) which were required to be pre-approved by the Audit Committee as described below.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning (“Tax Services”) were $6,600 in 2014 and $6,640 in 2015. These Tax Services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d)  All Other Fees.  PwC did not provide any additional products or services to the Fund in the Reporting Periods, other than the services reported in paragraphs (a) through (c) above, but did receive reimbursement of out of pocket expenses of $0 in 2014 and $1,235 in 2015.

Audit Committee Pre-Approval Policies.  The Audit Committee pre-approves PwC’s engagements for audit and non-audit services to the Fund, and non-audit services to Schroders and Service Affiliates on a case-by-case basis as required. Pre-approval considerations include whether the proposed services are compatible with maintaining PwC’s independence.

Non-Audit Fees.  The aggregate non-audit fees billed in the Reporting Periods by PwC for services rendered to the Fund were $25,600 in 2014 and $15,375 in 2015. These aggregate non-audit fees include the Audit-Related and Tax Services, and out of pocket expenses, described above. There were no fees billed by PwC in the Reporting Periods for non-audit services rendered by PwC to Schroders or Service Affiliates.

Auditor Independence.  The Audit Committee considers whether the provision of any non-audit services rendered to Schroders or Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining PwC’s independence.

Required Vote and the Board’s Recommendation

The selection of the Fund’s independent registered public accounting firm will be ratified if approved by a majority of shares present in person or represented by Proxy at the Meeting and entitled to vote thereon.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE “FOR” PROPOSAL 2 TO

RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE

FUND’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE YEAR ENDING DECEMBER 31, 2016.

REPORT OF AUDIT COMMITTEE

The Audit Committee has exclusive oversight of the Fund’s financial reporting process. The Committee operates pursuant to a Charter which has been approved by the Board, a copy of which is available on the Fund’s website at www.swzfund.com. As set forth in the Charter, management of the Fund is responsible for the (i) preparation, presentation and integrity of the Fund’s financial statements, (ii) maintenance of appropriate accounting and financial reporting principles and policies and (iii) maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Fund’s independent registered public accounting firm, PwC, is responsible for auditing the Fund’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of its oversight function, the Committee considered and discussed the December 31, 2015 audited financial statements with management and with PwC. The Committee also discussed with PwC the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, Communications With Audit Committees, as currently in effect. Finally, the Committee reviewed the written disclosures and the letter from PwC required by Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect, and discussed with PwC the auditors’ independence.

Stockholders are reminded, however, that the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and PwC. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s 2015 financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles, nor do they assure PwC’s independence. Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee determined, and recommended to the Board, that the Fund’s audited financial statements be included in the Fund’s Annual Report to Stockholders for the year ended December 31, 2015, and filed with the Commission.

David R. Bock, Audit Committee Chair

Jean-Marc Boillat

Richard Brealey

R. Clark Hooper

Dated: February 23, 2016

PROPOSAL 3: STOCKHOLDER PROPOSAL TO IMPLEMENT ANNUAL ELECTIONS

FOR EACH DIRECTOR

What is this Proposal?

Mr. Kenneth Steiner, a stockholder of the Fund (the “Proponent”), is the proponent of the following non-binding proposal. The Proponent’s address and the number of shares he owns in the Fund will be furnished by the Fund’s Secretary upon request. Mr. Steiner’s proposal and his accompanying supporting statement submitted to the Fund read as follows:

Elect Each Director Annually

RESOLVED, shareholders ask that our Company take the steps necessary to reorganize the Board of Directors into one class with each director subject to election each year. Although our company can adopt this proposal topic in one-year and the proponent is in favor of a one-year implementation, this proposal allows the option to phase it in over 3-years. This proposal includes that our board fully support this proposal topic and commit to spend up to $10,000 or more on means, such as special solicitations, as needed in a good faith best effort to obtain the high vote required for passage as a binding company proposal.

Arthur Levitt, former Chairman of the Securities and Exchange Commission said, “In my view it’s best for the investor if the entire board is elected once a year. Without annual election of each director shareholders have far less control over who represents them.”

A total of 79 S&P 500 and Fortune 500 companies, worth more than one trillion dollars, adopted this topic since 2012. Annual elections are widely viewed as a corporate governance best practice. Annual election of each director could make directors more accountable, and thereby contribute to improved performance and increased company value.

Please vote to enhance shareholder value:

Elect Each Director Annually — Proposal 3

The Board of Directors Opposes This Proposal Because it Continues to Believe

Declassification is Not in the Best Interests of the Fund and its Stockholders.

The following Statement of Opposition details the reasons why the Board recommends you vote “AGAINST” the Proponent’s proposal.

Current Composition and Structure of the Board of Directors

The Fund’s Board of Directors is comprised entirely of Non-Interested Directors who have been elected previously by the Fund’s stockholders.

The Fund’s Certificate of Incorporation, as amended to date, and Amended and Restated By-Laws provide for the Fund’s Board of Directors to be classified into three classes of Directors. Directors of each class are elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following their election and until their successors are duly elected and qualify. This classified board structure has been in place since the Fund’s inception in 1987.

Voting Recommendation of the Board of Directors

The Fund’s Board of Directors has carefully considered the Proponent’s proposal, the arguments for and against a classified board structure and the history of voting results for the Proponent’s prior proposals. The Board of Directors continues to believe that declassifying the Board is not in the best interest of the Fund and its stockholders and recommends you vote “AGAINST” Proposal 3 for the following reasons.

No Entrenchment of Management.  Arguments that classified boards serve to entrench management or discourage potential acquirers do not readily apply to registered investment companies, as daily management of a fund is provided by its investment manager, not the fund’s board. The Board is committed to independent oversight and accountability, as evidenced by its actions over the years, including its recommendation in 2014 that stockholders approve SIMNA and SIMNA Ltd. as the Fund’s new investment adviser and sub-investment adviser, respectively. This Board action resulted in the replacement of the Fund’s prior management, not its entrenchment.

Comparisons to Operating Companies Are Not Relevant.  The Proponent asserts that 79 S&P 500 and Fortune 500 companies adopted declassified board structures since 2012; however, none of those companies is a registered investment company. Most closed-end registered management investment companies, such as the Fund, employ classified board structures. General arguments citing support for a declassified board structure of an operating company do not readily translate into supporting the declassification of a board of an investment company, as investment companies and operating companies are very different types of companies with different management structures.

Registered investment companies typically are externally managed by an investment manager and operate pursuant to a different and heightened regulatory scheme under the 1940 Act that vests significant authority in the investment company’s board of directors. Operating companies, on the other hand, generally are internally managed and are not subject to the same regulatory requirements as investment companies. As such, the role of a board of directors of an investment company is different in material respects from the role of a board of directors of an operating company. For example, a primary role of a board of an investment company is to approve the fund’s investment management arrangements and oversee potential and actual conflicts of interest involving the fund. Operating companies — like the S&P 500 and Fortune 500 companies cited by the Proponent — do not have investment managers and are not subject to the same types of conflicts of interests that a board of an investment company must oversee.

Proxy Advisory Firm Guidelines Do Not Recognize the Difference Between Registered Investment Companies and Operating Companies.  The proxy voting guidelines issued by proxy advisory firms, such as Glass, Lewis & Co., LLC and Institutional Shareholder Services, Inc., do not distinguish, or otherwise take into account the material differences between registered investment companies and operating companies. As a result, and in light of the widespread use of proxy advisory firms by investment advisers and institutional investors, generic voting recommendations on governance proposals — such as board declassification — may drive voting results that otherwise ignore good governance practices and evidence of independent decision making by an investment company’s board.

If you utilize a proxy advisory firm, please consider carefully whether that firm’s recommendation takes into account the Board’s actions with regard to the Fund and the reasons for the Board’s opposition to this Proposal. Note also that guidance from the Commission staff provides that investment advisers who have discretion to vote shares of the Fund held by their clients should independently assess the Board’s specific rationale for opposing this Proposal when determining whether to follow the generic proxy voting guidelines issued by proxy advisory firms.

Classified Boards Promote Better Oversight of Management and Good Corporate Governance.  The Board believes that its Directors, who have experience with the Fund and knowledge regarding the Fund’s operations, are a valuable resource in overseeing management of the Fund. The Board believes that an abrupt change in the Board’s structure could impair the orderly operations and oversight of the Fund. The Board also believes that a classified board:

•	enhances the independence of the Directors by providing them with an assured three-year term of office rather than just a one-year term;

•

strengthens the Fund’s ability to attract and retain highly qualified Directors who are willing to make a long-term commitment to the Fund and its stockholders and develop a deep understanding of the Fund; and

•	creates an environment and culture and good corporate governance whereby new Directors seek to gain knowledge about the Fund from continuing Directors.

The Board believes that a classified board structure is consistent with good corporate governance, which the Board believes depends primarily upon active and independent Directors who are experts in their fields, knowledgeable about critical aspects of the Fund’s operations and skillful in serving as competent and alert overseers of Fund management. The Fund’s current Directors are experienced, qualified and knowledgeable about the Fund and committed to protecting the long-term interests of all of the Fund’s stockholders.

Classified Boards Provide Accountability to Stockholders.  The Board has implemented broad measures to ensure accountability of Directors, by providing for annual evaluations of Director independence and an annual self-assessment of the Board’s performance. The Directors also are required by federal and state law to uphold their fiduciary duties to the Fund and its stockholders, regardless of the length of term or frequency of election, and are committed to acting in the best interests of the Fund and its stockholders.

Moreover, the Fund’s stockholders have a variety of tools at their disposal to ensure accountability of Directors, including withholding votes from Directors who are standing for election, withholding votes from other Board- or management-sponsored proposals and meeting with Directors to express concerns or discuss certain matters. The Board believes that Directors elected to three-year terms are not insulated from their responsibilities and are as accountable to stockholders as Directors who are elected annually. A shorter term does not necessarily mean enhanced corporate governance or fulfillment of duties by the Board.

Better Protection Against Certain Takeovers and Unfair and Abusive Tactics.  While a classified board structure does not prevent hostile takeover attempts, it provides the Board with some protection against abusive tactics and artificial pressures, and also provides the Board the time and opportunity to: engage activist stockholders in good-faith, arm’s-length discussions; negotiate the best result for the Fund; and make reasonable business judgments in the best interests of the Fund and all of its stockholders. Absent the classified Board, an activist stockholder (or group of stockholders) could unilaterally gain control of the Fund by acquiring or obtaining voting control over a sufficient number of shares of the Fund’s common stock to replace the entire Board with its own nominees at a single annual meeting.

Prior Proposals to Declassify the Board of Directors

This is the third proposal in the last five years submitted by the Proponent asking the Fund’s Board of Directors to take the actions necessary to declassify its structure and have all of the Directors stand for annual election. In addition to this proposal, the Proponent submitted similar proposals for consideration at the 2011 Annual Meeting of Stockholders (the “2011 Annual Meeting”) and 2015 Annual Meeting of Stockholders (the “2015 Annual Meeting”). This year, the Proponent also has requested that the Board commit to spend Fund assets in order to obtain the subsequent stockholder vote required to amend the Fund’s Certificate of Incorporation, which is necessary in order to declassify the Board structure.

At each of the 2011 and 2015 Annual Meetings, less than a majority of the Fund’s then-outstanding shares voted in favor of the Proponent’s proposal; however, the proposals passed under the lower approval threshold for non-binding stockholder proposals (i.e., a majority of the votes cast on the proposal at the relevant stockholder meeting, as a quorum was present in each instance). As a result, following those Annual Meetings, the Fund’s Board of Directors carefully considered whether it was in the best interests of the Fund and its stockholders to take the steps necessary to declassify itself and hold annual elections for all the Directors. In each instance, the Board reconfirmed that such an action was not in the best interests of the Fund and its stockholders and decided not to take any further action in furtherance of declassification.

THE FUND’S BOARD OF DIRECTORS RECOMMENDS YOU VOTE AGAINST PROPOSAL 3.

What is the Required Vote and What Would Happen if Proposal 3 is Approved?

If a quorum of the Fund’s shares necessary for the transaction of business at the Meeting is present, Proposal 3 will be treated as approved if a majority of shares present in person or represented by Proxy at the Meeting and entitled to vote thereon vote “FOR” the Proposal. Proposal 3 is not a stockholder vote to approve declassifying the Board of Directors, but rather it proposes that the Fund’s stockholders ask the Fund to take action to effect a declassification of the Board of Directors. If Proposal 3 passes at the Meeting, the Directors would continue to exercise their fiduciary duty to act in the interest of the Fund’s stockholders in investigating further the details and potential benefits and detriments of declassifying the Fund’s Board of Directors, but would not be obligated to submit to stockholders a vote to declassify the Board. In addition, even if the Board concluded that declassifying the Board of Directors was in the best interests of the Fund and its stockholders, it may submit a proposal to a vote of the Fund’s stockholders with terms that are different from those contained in the Proponent’s proposal.

In order to take the necessary steps to declassify the Board of Directors, the Directors would need to conclude that such a declassification would be in the best interests of the Fund and its stockholders. Pursuant to its authority, the Board could act to amend the Fund’s By-Laws to remove the provisions providing for classification and make any other necessary amendments to provide for the annual election of Directors. However, the Board cannot be declassified without amending the Fund’s Certificate of Incorporation, which can only be done through a vote of the Fund’s stockholders. As such, declassification of the Board cannot occur without (i) a separate mailing of a proxy statement to the Fund’s stockholders that explains the details of the proposed declassification, and (ii) a separate vote of the Fund’s stockholders approving the declassification.

OTHER MATTERS

No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders properly arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.

Stockholders who wish to communicate with the Directors should send communications to The Swiss Helvetia Fund, Inc., 875 Third Avenue, 22nd Floor, New York, New York 10022, to the attention of the Secretary. The Secretary is responsible for determining, in consultation with other officers of the Fund and Fund counsel, which stockholder communications will be directed to the Director or Directors indicated in the communication.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the Fund’s Annual Meeting of Stockholders in 2017 must be received by the Fund on or before January 4, 2017 in order to be included in the Fund’s Proxy Statement and form of Proxy relating to that meeting. In addition, the Fund’s By-Laws provide that if a stockholder of record entitled to vote desires to bring proposals (including Director nominations) before the 2017 Annual Meeting, written notice of such proposals as prescribed in the By-Laws must be received by the Fund’s Secretary, The Swiss Helvetia Fund, Inc., 875 Third Avenue, 22nd Floor, New York, NY 10022, between February 23, 2017 and March 25, 2017.

For additional requirements, stockholders may refer to the By-Laws, a current copy of which may be obtained without charge upon request from the Fund’s Secretary. If the Fund does not receive timely notice pursuant to the By-Laws, the proposal will be excluded from consideration at the meeting.

EXPENSES OF PROXY SOLICITATION

The Fund will bear the cost of soliciting Proxies on behalf of the Board of Directors. The Fund has engaged Georgeson Inc. (“Georgeson”) to serve as Proxy solicitor at an anticipated cost of approximately $10,000, plus disbursements. In addition to the use of mails, Proxy solicitations may be made by telephone, fax and personal interview by Georgeson, the Fund’s Directors and officers and officers of Schroders. Brokerage houses, banks and other fiduciaries may be requested to forward Proxy solicitation material to their customers to obtain authorization for the execution of Proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. If you have any questions concerning this Proxy solicitation, please contact Georgeson, Telephone Number: 1-866-695-6075.

Authorizations to execute Proxies may be obtained by telephonic transmitted instructions in accordance with procedures designed to authenticate the stockholder’s identity. In all cases where a telephonic Proxy is solicited, the stockholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the stockholder has received the Proxy Statement and Proxy in the mail. Within 72 hours of receiving a stockholder’s telephonic transmitted voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder’s instructions and to provide a telephone number to call immediately if the stockholder’s instructions are not correctly reflected in the confirmation. Any stockholder giving a Proxy may revoke it at any time before it is exercised by submitting a new Proxy to the Fund or by attending the Meeting and voting in person.

HOUSEHOLDING

Please note that only one Annual Report or most recent Quarterly Report or Proxy Statement may be delivered to two or more stockholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an Annual Report or most recent Quarterly Report or Proxy Statement, or for instructions as to how to request a separate copy of such documents or how to request a single copy if multiple copies of such documents are received, stockholders should contact the Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

VOTING RESULTS

The Fund will advise stockholders of the voting results of the matters voted upon at the Meeting in the Semi-Annual Report to Stockholders first following the Meeting.

IMPORTANT

IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK FOR YOUR COOPERATION IN SUBMITTING YOUR PROXY PROMPTLY BY MAIL OR BY VOTING BY TELEPHONE OR THROUGH THE INTERNET IN ACCORDANCE WITH THE INSTRUCTIONS ON THE ENCLOSED PROXY.

If you have any questions concerning this Proxy solicitation, please contact Georgeson Inc., Telephone Number: 1-866-695-6075.

Abby L. Ingber
Dated: May 4, 2016	Secretary

EXHIBIT A

GOVERNANCE AND NOMINATING COMMITTEE

CHARTER AND PROCEDURES

The Swiss Helvetia Fund, Inc.

ORGANIZATION

The Governance and Nominating Committee (the “Committee”) of the Fund shall be composed solely of Directors (“Directors”) who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Directors”). The Board of Directors of the Fund (the “Board”) shall select the members of the Committee and shall designate the Chair of the Committee. Among other responsibilities, the Committee shall (i) select and nominate persons for election or appointment by the Board as Directors of the Fund, (ii) oversee the annual assessment of the effectiveness of the Board as set forth below and (iii) oversee such other matters of Fund governance as may be delegated to it by the Board or determined by the Committee to be appropriate, including matters that are required by the 1940 Act to be considered by the Independent Directors acting separately (including those matters described in Appendix A hereto).

EVALUATION OF POTENTIAL NOMINEES

The Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. In evaluating potential Director nominees (including any nominees recommended by stockholders as provided below) in light of this standard, and to address certain legal and other requirements and considerations associated with composition of the Board, the Committee shall consider, among other factors it may deem relevant:

•	the character and integrity of the person;

•	whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund;

•	whether or not the person has any relationships that might impair his or her service on the Board;

•	whether nomination of the person would be consistent with Fund policy and applicable laws and regulations regarding the number and percentage of Independent Directors on the Board;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;

•	whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Director of the Fund; and

•

the educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.

The Committee also may consider whether a potential nominee’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations.

In addition to the factors listed above, when evaluating a potential nominee to serve as a Director, the Committee shall consider whether such nominee has “Relevant Experience and Country Knowledge” and whether such nominee has any “Conflict of Interest,” as such terms are defined in Article II, Section 2 of the Fund’s Amended and Restated By-Laws, which is attached as Appendix B hereto.

While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund stockholders. The Committee will consider recommendations for nominees from stockholders sent to the Secretary of the Fund c/o The Swiss Helvetia Fund, Inc., 875 Third Avenue, 22nd Floor, New York, New York 10022. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

NOMINATION OF DIRECTORS

Each year, prior to the meeting at which the Committee considers the nomination of incumbent Directors for re-election by the Fund’s stockholders, each Independent Director may, if he or she believes it necessary, communicate privately with the Chair of the Board,* to discuss his or her views of the performance of the Board as a whole and, if appropriate, re-nominations to the Board of Directors. The Chair shall review and consider the views, if any, of the Independent Directors and report to the Committee his conclusions. The Committee will then discharge its responsibility to recommend appropriate changes, and re-nominations to the Board of Directors.

In the event that any such communication involves the renomination of the Chair of the Board as an Independent Director or as Chair of the Board, each Independent Director shall communicate privately with the Chair of the Committee, who in turn will follow the same procedure as outlined above to be followed by the Chair of the Board.

After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

Any Director who attains the age of 80 during his or her service of the Board of Directors shall be ineligible for re-nomination to the Board of Directors at the conclusion of the term during which he or she attains such age. In addition, no nominee recommended by a Fund stockholder who has attained the age of 80 at the time of nomination shall be qualified to serve as a Director. The age limitation for both incumbent Directors and any other nominee may be waived by a majority of the Committee members then in office.

GOVERNANCE

On an annual basis, the Committee shall assess the effectiveness of the Board in the following matters and such other matters of the Board’s effectiveness, as it deems appropriate and orally report its findings and any recommendations to the Board, to the extent necessary, for its consideration:

•	The Board’s committee structure and matters delegated to such committees;

•	The matters covered by the Board in its annual cycle of meetings;

•	The number and duration of Board meetings; and

•	The number of interested and Independent Directors.

The Committee also shall consider such other matters of governance it deems appropriate and report its findings to the Board.

MEETINGS

The Committee shall meet annually and at such other times as may be necessary.

REVIEW OF CHARTER AND PROCEDURES

The Committee shall review the charter and procedures annually, as part of the Board self-assessment, and more frequently as otherwise necessary.

As Revised: September 29, 2015

*	If the Chair is not an Independent Director, the Independent Directors will select each year one of their number to perform these functions.

Appendix A

Matters Requiring Separate Approval by the Independent Directors

The 1940 Act requires that certain actions to be taken by a majority of the Directors also must be approved by a majority of the Independent Directors. These actions include:

•	approval of procedures for purchase of securities during the existence of an underwriting syndicate where an affiliate is a principal underwriter of the security (Rule 10f-3);

•	approval of the investment advisory, subadvisory and underwriting contracts (Section 15);

•	approval of securities transactions between the Fund and certain affiliates (Rule 17a-7);

•	approval of a joint liability insurance policy with an affiliated person (Rule 17d-1(d)(7));

•	approval of written procedures for purchasing securities from an affiliated broker-dealer (Rule 17c-1);

•	approval of the fidelity bond and the designation of officers to make filings thereunder (Rule 17g-1((d));

•	approval of the code of ethics of the Fund and the code of ethics of the investment adviser and principal underwriter, and any material changes to these codes (Rule 17j-1);

•	approval of the Fund’s independent registered public accounting firm (Section 32(a) and Rule 32a-3);

•

approval of the Fund’s Rule 38a-1 compliance policies and procedures and the compliance policies and procedures of the Fund’s investment adviser, principal underwriter, administrator and transfer agent (Rule 38a-1); and

•	approval of the designation, compensation and removal of the Fund’s Chief Compliance Officer (Rule 38a-1).

Note: Rules 12b-1, 18f-3 and 22c-2 also require actions that must be approved by a majority of the Independent Directors, but do not apply to closed-end funds, including the Fund.

Appendix B

Article II, Section 2 of the Fund’s Amended and Restated By-Laws

Section 2. Qualifications for Office.

To be eligible for nomination as a director a person must, at the time of such person’s nomination, have Relevant Experience and Country Knowledge (as defined below) and must not have any Conflict of Interest (as defined below). Whether a proposed nominee satisfies the foregoing qualifications shall be determined by the Board of Directors.

“Relevant Experience and Country Knowledge” means experience in business, investment and economic matters in Europe, the United States, or Switzerland or political matters of Switzerland through service:

(a)	for at least 5 years in one or more of the following principal occupations:

(1)	senior executive officer, including senior legal officer, or partner of a financial or industrial business headquartered in Europe that has annual revenues of at least the equivalent of US $500 million and whose responsibilities include or included supervision of European business operations;

(2)	senior executive officer, including senior legal officer, or partner of a financial or industrial business headquartered in the United States that has annual revenues of at least the equivalent of US $500 million and whose responsibilities include or included supervision of European business operations;

(3)	senior executive officer, including senior legal officer, or partner of an investment management business having at least the equivalent of US $500 million under discretionary management for others in securities of European companies or securities principally traded in Europe;

(4)	senior executive officer or partner (including a lawyer appointed “of counsel”) (i) of a business consulting, accounting or law firm having a substantial number of professionals, and (ii) one of whose principal responsibilities includes or included providing services involving European matters or clients for financial or industrial businesses or investment businesses as described in (1)-(3) above;

(5)	senior official (including ambassador or minister or elected member of the legislature) in the national or cantonal government, a government agency or the central bank of Switzerland, in a major supranational agency or organization of which Switzerland is a member, in a leading international trade organization relating to Switzerland, in each case in the area of finance, economics, trade or foreign relations, or in a self-regulatory organization with direct or indirect responsibility for investment or sales practices related to registered investment companies;

(6)	director of this [Fund] at the time of nomination for at least five years; or

(7)	officer, director, partner, or employee of the [Fund’s] investment advisor or of an entity controlling, controlled by or under common control with the [Fund’s] investment advisor; and

(b)	for at least 10 years as a senior executive officer (including senior legal officer), director, partner, or senior official (including elected ambassador or minister or elected member of the legislature) of one or more of the following: (1) a financial or industrial business; (2) an investment management business; (3) a business, consulting, accounting or law firm; (4) a national government, a government agency or central bank, a major supranational agency or organization, or a leading international trade organization, in each case in the area of finance, economics, trade or foreign relations; or (5) a self-regulatory organization with direct or indirect responsibility for investment or sales practices related to registered investment companies.

“Conflict of Interest” means the presence of a conflict with the interests of the [Fund] or its operations through any of the following:

(1)	current position as a director, officer, partner or employee of another investment fund whose investment focus is principally (i.e., over 50% of total assets) securities of Swiss companies or securities principally traded in Swiss markets and that does not have the same investment advisor as the [Fund] or an investment advisor affiliated with an investment advisor of the [Fund];

(2)	current position as a director, officer, partner, or employee of the investment advisor, sponsor or equivalent of an investment vehicle described in the previous point and who is involved in the day to day operations of such vehicle or the investment decisions made with respect to such vehicle; or

(3)	current position as an official of a governmental agency or self-regulatory body having responsibility for regulating the [Fund] or the markets in which it proposes to invest.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your Proxy, you may choose one of the two voting methods outlined below to vote your Proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 5:00 p.m. Eastern Daylight Time on June 22, 2016.

Vote by Internet
•	Log on to the Internet and go to http://proxy.georgeson.com/
•	Follow the steps outlined on the secured website.
Vote by telephone
•	Call toll free 1-877-456-7915 within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
•	Follow the instructions provided by the recorded message.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals
The Board of Directors recommends a vote FOR the nominee listed and FOR Proposal 2.

		For	Withhold

1.	With respect to the proposal to elect Jean-Marc Boillat as a Class I Director.	☐	☐

		For	Against	Abstain

2.	With respect to the proposal to ratify the selection by the Fund’s Board of Directors of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for the year ending December 31, 2016.	☐	☐	☐

The Board of Directors recommends a vote AGAINST Proposal 3.
		For	Against	Abstain

3.	The stockholder asks the Fund to take the steps necessary to reorganize the Board of Directors into one class with each Director subject to election each year, as described in the accompanying Proxy Statement.	☐	☐	☐

B	Non-Voting Items
Change of Address — Please print new address below.	Comments — Please print your comments below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

02D04C

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

The Notice, Proxy Statement and Form of Proxy for the Fund also are available to you on the Fund’s website at www.swzfund.com. You are encouraged to review all of the information contained in the Proxy materials before voting. For directions to the Meeting, please call the Fund at 1-800-730-2932 or Georgeson Inc. at 1-866-695-6075.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — THE SWISS HELVETIA FUND, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE SWISS HELVETIA FUND, INC. PURSUANT TO A SEPARATE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT, DATED MAY 4, 2016, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED

The undersigned hereby appoints Mark A. Hemenetz and Abby L. Ingber, and each of them, the true and lawful attorneys and Proxies, each with the power of substitution, for and in the name, place and stead of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of The Swiss Helvetia Fund, Inc. held of record by the undersigned on April 28, 2016 at the Annual Meeting of Stockholders to be held at 9:30 a.m., on Thursday, June 23, 2016, at the offices of Stroock & Stroock & Lavan LLP, 767 Third Avenue, New York, New York 10017 or any adjournment or postponement thereof.

This Proxy, when properly executed and returned in the enclosed envelope, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this Proxy will be voted “FOR” the election of Mr. Jean-Marc Boillat as a Class I Director, “FOR” the ratification of the Fund’s independent registered public accounting firm and “AGAINST” the stockholder proposal to implement annual elections for each Director, if properly presented at the Meeting. This Proxy also will be voted in the discretion of the Proxies upon such other matters as may properly come before the Meeting and at any adjournment or postponement thereof.

The undersigned hereby revokes any Proxy or Proxies heretofore given and ratifies and confirms all that the Proxies appointed hereby, or either one of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. Both of said Proxies or their substitutes who shall be present and act at the Meeting, or if only one is present and acts, then that one, shall have and may exercise all of the powers hereby granted to such Proxies.

In their discretion, the persons named as Proxies on the front of this card are authorized to vote upon such other matters as may properly come before the Meeting and at any adjournment or postponement thereof, and for the election of a person to serve as a Director if the above nominee is unable to serve.

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

(Continued and to be signed on the reverse side)